UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 27, 2023

Tapestry, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Hudson Yards, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 946-8400
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture—USD Notes Offering

On November 27, 2023, Tapestry, Inc. (the “Company”) issued $500,000,000 aggregate principal amount of 7.050% senior unsecured notes due 2025 (the “2025 USD Notes”), $750,000,000 aggregate principal amount of 7.000% senior unsecured notes due 2026 (the “2026 USD Notes”), $1,000,000,000 aggregate principal amount of 7.350%  senior unsecured notes due 2028 (the “2028 USD Notes”), $1,000,000,000 aggregate principal amount of 7.700% senior unsecured notes due 2030 (the “2030 USD Notes”) and $1,250,000,000 aggregate principal amount of 7.850% senior unsecured notes due 2033 (the “2033 USD Notes” together with the 2025 USD Notes, the 2026 USD Notes, the 2028 USD Notes and the 2030 USD Notes, the “USD Notes”). The USD Notes were issued under an Indenture, dated as of December 1, 2021 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of November 27, 2023, with respect to the USD Notes (the “Second Supplemental Indenture” and, together with the Base Indenture, the “USD Indenture”), each between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.

The 2025 USD Notes bear interest at a rate of 7.050% per year. Interest on the 2025 USD Notes is payable semi-annually on May 27 and November 27 of each year, beginning on May 27, 2024. The 2026 USD Notes bear interest at a rate of 7.000% per year. Interest on the 2026 USD Notes is payable semi-annually on May 27 and November 27 of each year, beginning on May 27, 2024. The 2028 USD Notes bear interest at a rate of 7.350% per year. Interest on the 2028 USD Notes is payable semi-annually on May 27 and November 27 of each year, beginning on May 27, 2024. The 2030 USD Notes bear interest at a rate of 7.700% per year. Interest on the 2030 USD Notes is payable semi-annually on May 27 and November 27 of each year, beginning on May 27, 2024. The 2033 USD Notes bear interest at a rate of 7.850% per year. Interest on the 2033 USD Notes is payable semi-annually on May 27 and November 27 of each year, beginning on May 27, 2024.

The USD Notes were offered pursuant to a shelf registration statement on Form S-3 (File No. 333-253071), which became immediately effective upon its filing with the Securities and Exchange Commission (“SEC”) on February 12, 2021. A preliminary prospectus supplement dated November 15, 2023 relating to the USD Notes was filed with the SEC on November 15, 2023, and a final prospectus supplement dated November 15, 2023 was filed with the SEC on November 17, 2023.

Indenture—EUR Notes Offering

On November 27, 2023, the Company issued €500,000,00 aggregate principal amount of 5.350% senior unsecured notes due 2025 (the “2025 EUR Notes”), €500,000,00 aggregate principal amount of 5.375% senior unsecured notes due 2027 (the “2027 EUR Notes”) and €500,000,00 aggregate principal amount of 5.875% senior unsecured notes due 2031 (the “2031 EUR Notes” together with the 2025 EUR Notes and the 2027 EUR Notes, the “EUR Notes”). The EUR Notes were issued under the Base Indenture, as supplemented by the Third Supplemental Indenture, dated as of November 27, 2023, with respect to the EUR Notes (the “Third Supplemental Indenture” and, together with the Base Indenture, the “EUR Indenture”, and the EUR Indenture together with the USD Indenture, the “Indentures”), among the Company, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, and Elavon Financial Services DAC, as paying agent.

The 2025 EUR Notes bear interest at a rate of 5.350% per year. Interest on the 2025 EUR Notes is payable annually on November 27 of each year, beginning on November 27, 2024. The 2027 EUR Notes bear interest at a rate of 5.375% per year. Interest on the 2027 EUR Notes is payable annually on November 27 of each year, beginning on November 27, 2024. The 2031 EUR Notes bear interest at a rate of 5.875% per year. Interest on the 2031 EUR Notes is payable annually on November 27 of each year, beginning on November 27, 2024.

The EUR Notes were offered pursuant to a shelf registration statement on Form S-3 (File No. 333-253071), which became immediately effective upon its filing with the SEC on February 12, 2021. A preliminary prospectus supplement dated November 16, 2023 relating to the EUR Notes was filed with the SEC on November 16, 2023, and a final prospectus supplement dated November 16, 2023 was filed with the SEC on November 20, 2023.

The Indentures contain covenants limiting the Company’s ability to: (1) create certain liens, (2) enter into certain sale and leaseback transactions and (3) merge, or consolidate or transfer, sell or lease all or substantially all of the Company’s assets. These covenants are subject to important limitations and exceptions as set forth in the Indentures.

The description of the Indentures in this Current Report on Form 8-K is a summary of, and is qualified in its entirety by, the terms of the Indentures. Copies of the Base Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 27, 2023, the Company issued a press release announcing the closing of its public offerings of the USD Notes and the EUR Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of December 1, 2021, between the Company and U.S. Bank National Association, as trustee.
4.2
Second Supplemental Indenture, dated as of November 27, 2023, relating to the 7.050% senior unsecured notes due 2025, the 7.000% senior unsecured notes due 2026, the 7.350% senior unsecured notes due 2028, the 7.700% senior unsecured notes due 2030 and the 7.850% senior unsecured notes due 2033, between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.

4.3	Form of 7.050% senior unsecured notes due 2025 (included in the Second Supplemental Indenture filed as Exhibit 4.2 of this Current Report on Form 8-K).
4.4	Form of 7.000% senior unsecured notes due 2026 (included in the Second Supplemental Indenture filed as Exhibit 4.2 of this Current Report on Form 8-K).
4.5	Form of 7.350% senior unsecured notes due 2028 (included in the Second Supplemental Indenture filed as Exhibit 4.2 of this Current Report on Form 8-K).
4.6	Form of 7.700% senior unsecured notes due 2030 (included in the Second Supplemental Indenture filed as Exhibit 4.2 of this Current Report on Form 8-K).
4.7	Form of 7.850% senior unsecured notes due 2033 (included in the Second Supplemental Indenture filed as Exhibit 4.2 of this Current Report on Form 8-K).
4.8
Third Supplemental Indenture, dated as of November 27, 2023, relating to the 5.350% senior unsecured notes due 2025, the 5.375% senior unsecured notes due 2027 and the 5.875% senior unsecured notes due 2031, among the Company, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, and Elavon Financial Services DAC, as paying agent.

4.9	Form of 5.350% senior unsecured notes due 2025 (included in the Third Supplemental Indenture filed as Exhibit 4.8 of this Current Report on Form 8-K).
4.10	Form of 5.375% senior unsecured notes due 2027 (included in the Third Supplemental Indenture filed as Exhibit 4.8 of this Current Report on Form 8-K).
4.11	Form of 5.875% senior unsecured notes due 2031 (included in the Third Supplemental Indenture filed as Exhibit 4.8 of this Current Report on Form 8-K).
5.1	Opinion of Venable LLP in connection with the USD Notes.
5.2	Opinion of Latham & Watkins LLP in connection with the USD Notes.
5.3	Opinion of Venable LLP in connection with the EUR Notes.
5.4	Opinion of Latham & Watkins LLP in connection with the EUR Notes.
23.1	Consent of Venable LLP in connection with the USD Notes (included in Exhibit 5.1).
23.2	Consent of Latham & Watkins LLP in connection with the USD Notes (included in Exhibit 5.2).
23.3	Consent of Venable LLP in connection with the EUR Notes (included in Exhibit 5.3).
23.4	Consent of Latham & Watkins LLP in connection with the EUR Notes (included in Exhibit 5.4).
99.1	Closing Press Release of the USD Notes and the EUR Notes offerings, dated November 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2023

TAPESTRY, INC.

	By:	/s/ David E. Howard
David E. Howard
General Counsel and Secretary